Exhibit 31.2

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Jeffrey L. Vigil, certify that:

1.

I have reviewed this annual report on Form 10-K/A of Uranium Resources, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: December 4, 2015

/s/ Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer